Thomas O. Ryder
                                    [address]



                                                          October 28, 2005
Board of Directors
The Reader's Digest Association, Inc.
Reader's Digest Road
Pleasantville, NY   10570-7000

                  Re:  Retirement Transition

Members of the Board:

     This letter constitutes my formal notice to the Board of Directors of The Reader's Digest Association, Inc. ("Company") of my decision to retire pursuant to Section 10(e) of my employment agreement dated April 28, 1998, as amended ("Employment Agreement"), effective as of December 31, 2006. At the Board's request and to ensure a smooth and orderly transition, I expect to continue as Chairman of the Board of Directors, having the responsibilities determined by the Board, until my retirement on December 31, 2006. However, in accordance with the succession planning that the Board and I have been discussing, I will be resigning as Chief Executive Officer effective as of December 31, 2005. I look forward to working with my successor during the coming months and following year.

     I understand that my Employment Agreement shall be deemed amended so as to be consistent with my resignation as Chief Executive Officer as of December 31, 2005 and my retirement as Chairman and from all remaining positions with the Company and its subsidiaries as of December 31, 2006 and that any changes in the terms of my employment related to those changes in status (including the transition compensation shown on Attachment 1) will not constitute "Good Reason" or termination without Cause under my Employment Agreement.

     Thank you for your cooperation and assistance in developing this succession plan with me.

                                                        Respectfully submitted,


                                                        /s/ Thomas O. Ryder
                                                        Thomas O. Ryder
Acknowledged, accepted and agreed as of 10/31/05:

The Reader's Digest Association, Inc.



By:  /s/ Lisa A. Cribari
     Lisa A. Cribari
     Vice President, Global Human Resources

                                                                    Attachment 1

Transition Compensation

Annual Base Salary                     o        Fiscal 2006:  As determined by
                                                the Compensation and Nominating
                                                Committee on August 16, 2005
                                       o        Fiscal 2007:  Same as 2006
                                                provided employment continues
                                                full-time

Annual Incentive Compensation          o        Fiscal 2006 Target Opportunity:
                                                As determined by the Committee
                                                on August 16, 2005
                                       o        Fiscal 2007 Target Opportunity:
                                                Same as Fiscal 2006, pro-rated
                                                for number of months employed
                                                prior to 12/31/06; further
                                                adjusted if employment does not
                                                continue full-time; amount of
                                                actual award subject to
                                                discretion of the Committee

Stock Options                          o        Any future awards to be
                                                determined by the Committee,
                                                consistent with the Company's
                                                compensation guidelines,
                                                pro-rated for the number of
                                                months employed prior to
                                                12/31/06

Performance Based Restricted
Stock Units                             o       Any future awards to be
                                                determined by the Committee
                                        o       Outstanding awards to vest as
                                                follows:
                                                o  Fiscal 2005-2007.
                                                   Subject to attainment of
                                                   performance goals: pro-rated
                                                   pay-out for number of months
                                                   employed prior to 12/31/06;
                                                   full pay-out if employment
                                                   terminates on 12/31/06.
                                                o  Fiscal 2006-2008.  Subject to
                                                   attainment of performance
                                                   goals: pro-rated pay-out for
                                                   number of months employed
                                                   prior to 12/31/06.